UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 10, 2009

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

OGE Energy Corp. is the parent company of Oklahoma Gas and Electric Company, a regulated electric utility with approximately 776,000 customers in Oklahoma and western Arkansas, and Enogex LLC and its subsidiaries (“Enogex”), a midstream natural gas pipeline business with principal operations in Oklahoma.

On November 10, 2009, OGE Energy Corp. issued a press release announcing that Enogex sold $250 million of 6.25% 10-year senior notes in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  Pursuant to Rule 135c under the Securities Act, OGE Energy Corp. is filing herewith the press release issued November 10, 2009 as Exhibit 99.01 hereto, which press release is incorporated herein by reference.

The 6.25% 10-year senior notes are being issued in a transaction exempt from the registration requirements of the Securities Act and have not been and will not be registered under the Securities Act, and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Press Release dated November 10, 2009 announcing Enogex Sells $250 Million of 10-Year Senior
Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

November 12, 2009

Exhibit 99.01

Enogex Sells $250 Million of 10-Year Senior Notes

OKLAHOMA CITY -- OGE Energy Corp. (NYSE: OGE) announced today that its midstream pipeline subsidiary, Enogex LLC, sold $250 million of 6.25 percent 10-year senior notes.

Enogex intends to apply the net proceeds from the sale of the new notes for general corporate purposes, including repaying, at maturity, a portion of the $289.2 million outstanding aggregate principal amount of its 8.125 percent senior notes, which mature on January 15, 2010.  Pending such use, Enogex will temporarily use the net proceeds from the sale of the notes to repay borrowings under Enogex’s credit facility with any excess net proceeds being temporarily invested.

The notes are being issued in a transaction exempt from the registration requirements of the Securities Act of 1933 and have not been and will not be registered under the Securities Act of 1933, and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and any applicable state securities laws. This news release shall not constitute an offer to sell any securities or a solicitation of an offer to buy any securities.

OGE Energy is the parent company of Oklahoma Gas and Electric Company (OG&E), which serves more than 776,000 customers in a service territory spanning 30,000 square miles in Oklahoma and western Arkansas, and of Enogex LLC, a midstream natural gas pipeline business with principal operations in Oklahoma.